UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Municipal Income Trust

(formerly Scudder Municipal Income Trust)

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Dividend Repurchase Plan

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/06
DWS Municipal Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	1.36%	1.55%	3.98%	7.27%	6.93%
Based on Market Price(a)	-11.24%	-8.29%	1.70%	5.92%	5.07%
Lehman Brothers Municipal Bond Index+	1.52%	1.89%	3.22%	5.27%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/06	As of 11/30/05
Net Asset Value	$ 11.94	$ 12.14
Market Price	$ 10.68	$ 12.40

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends (common shareholders) as of 5/31/06	$ .35
May Income Dividends (common shareholders)	$ .0480
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/06++	4.82%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/06++	5.39%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/06++	7.42%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/06++	8.30%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Review

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Municipal Income Trust. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2006?

A: Municipal bonds delivered tepid results over the period, although returns were significantly above those in the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.52% for the six months ended May 31, 2006.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 0.01% for the same period.2

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 46,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) continued to increase short-term interest rates as it attempts to move to a neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised four times by 0.25%, to 5.00% as of May 31, 2006. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Interest rates rose to a lesser extent further out along the curve, and in fact were essentially unchanged at the longest end of the municipal yield curve.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this

Municipal Bond Yield Curve (as of 11/30/05 and 5/31/06)

Performance is historical and does not guarantee future results.

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund.

market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Municipal supply nationally began to ease in late 2005 and, over the first five months of 2006, was down significantly as compared with the same period in 2005. On the demand side, interest from institutional investors such as insurance companies has remained strong, and mutual funds also provided support. In addition, as yields have risen, individual investors have begun to display renewed interest in municipal issues. The combination of lightening supply of and continued broad demand for municipal issues contributed to their strong performance relative to most areas of the taxable market.

The municipal bond yield curve flattened during the six-month period.3 The two-year bond yield increased 35 basis points from 3.24% to 3.59%, while the 30-year yield was essentially unchanged, falling 2 basis points to 4.53% from 4.55%, resulting in a total flattening of 37 basis points. (See the accompanying graph for municipal bond yield for the beginning and the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did DWS Municipal Income Trust perform for the six-month period ended May 31, 2006?

A: DWS Municipal Income Trust delivered a total return based on net asset value of 1.36% for the semiannual period. The fund posted a return based on market value of -11.24%. Its average peer in the Lipper General Municipal Debt Funds category delivered 2.65% in the period.4 The fund's benchmark, the unmanaged, unleveraged Lehman Brothers Municipal Bond Index, returned 1.52%. (Past performance is no guarantee of future results. Please see page 4 for more complete performance information.)

4 The Lipper General Municipal Debt Funds category includes leveraged closed-end funds that invest in general municipal debt issues in the top four credit grades. Lipper figures represent the average of the total returns reported by all of the funds designated by Lipper Inc. as falling into the General Municipal Debt category. For the 1-, 5- and 10-year periods, this category's average was 3.29% (56 funds), 7.14% (45 funds) and 6.71% (39 funds), respectively, as of 5/31/06. It is not possible to invest directly in a Lipper category.

We believe the fund's return based on market value is primarily the result of two reductions in the fund's dividend over the period. These reductions reflect increased borrowing costs related to the fund's preferred shares. The new dividend rate is lower than the current earnings of the fund and is designed to bring distributions into balance with net earnings over the course of the fund's fiscal year.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended May 31, 2006?

A: Over the period, we managed the fund to preserve its earnings capacity, while also seeking to minimize taxable capital gains distributions. In this vein, we continued to avoid excessive sales of bonds carrying high distribution yields. However, the rise in short-term rates has caused the borrowing costs of the fund's leverage to rise. In response, the fund recently was required to cut its dividend. For much of the period, we maintained a relatively defensive posture, meaning that we sought to avoid taking any undue credit or interest-rate risk. This translated into an underweighting of both lower-quality and longer-maturity issues compared with many of our peers.5

With respect to credit risk, the yield advantage provided by BBB-rated vs. AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.6 This constrained performance a bit as credit spreads continued to tighten over the period. Our holdings of tobacco-related issues helped returns as this sector benefited from spread tightening and refunding activity (which generally results in a price increase as affected issues are revalued to their call date). Ongoing refunding activity is the principal explanation for the increased representation of prerefunded bonds in the fund vs. six months ago.

The flattening of the yield curve has significantly reduced the income advantage provided by longer-term issues. In this vein, we are currently emphasizing bonds with maturities in the 10- to 15-year range and that are priced to a call. We believe the fund is currently well positioned should the yield curve steepen and should quality spreads widen.

We expect to continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

6 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	11/30/05

Revenue Bonds	45%	54%
ETM/Prerefunded Bonds	34%	25%
US Government Secured	15%	15%
Lease Obligations	6%	6%
	100%	100%
Quality	5/31/06	11/30/05

AAA	73%	70%
AA	3%	4%
A	14%	15%
BBB	9%	10%
BB	1%	1%
	100%	100%
Interest Rate Sensitivity	5/31/06	11/30/05

Average Maturity	4.7 years	5.4 years
Duration	4.3 years	4.7 years
Top Five State Allocations (% of Total Investment Portfolio)	5/31/06	11/30/05

California	12%	12%
Texas	11%	11%
New York	10%	11%
New Jersey	8%	7%
Illinois	6%	5%

Asset allocation, quality, interest rate sensitivity and state allocations are subject to change. Duration shown does not account for the leverage position of the Fund.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 154.4%
Alabama 5.3%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (a)	8,250,000	8,477,205
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,088,050
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,768,180
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	9,141,994
		24,475,429
Arizona 1.7%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,739,620
California 18.2%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.375%, 5/1/2022	7,350,000	8,046,265
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	7,080,000	7,839,259
Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	13,124,345
California, State General Obligation:
Series 2, 5.0%, 9/1/2019	4,385,000	4,596,796
5.0%, 12/1/2020	4,600,000	4,776,594
5.0%, 3/1/2022 (a)	3,500,000	3,652,215
5.125%, 4/1/2024	4,400,000	4,578,112
5.25%, 12/1/2021	10,215,000	10,834,131
5.25%, 4/1/2030	6,250,000	6,473,188
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2021	5,000,000	5,414,850
California, State Public Works Board, Various University of California Projects, Series F, 5.0%, 11/1/2017	5,140,000	5,375,772
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,696,400
Palmdale, CA, Water District Revenue, Certificates of Participation, 5.0%, 10/1/2034 (a)	2,000,000	2,046,800
Sacramento County, CA, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (a)	5,000,000	5,107,600
		84,562,327
Colorado 7.0%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,136,320
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (a)	6,145,000	6,545,531
Series A, 6.0%, 12/1/2015 (a)	5,705,000	6,167,619
Series A, 6.0%, 12/1/2016 (a)	2,000,000	2,162,180
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	260,000	267,748
Colorado, Transportation/Tolls Revenue, Anticipation Note, Prerefunded, 6.0%, 6/15/2011 (a)	10,000,000	10,889,500
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (a)	5,000,000	5,400,050
		32,568,948
District of Columbia 8.1%
District of Columbia, Ballpark Revenue, Series B-1, 5.0%, 2/1/2017 (a)	2,275,000	2,407,678
District of Columbia, Core City General Obligation, Series B, 5.5%, 6/1/2011 (a)	20,000,000	21,523,800
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (a)	640,000	676,102
District of Columbia, General Obligation:
Prerefunded, Series A-2005, 5.25%, 6/1/2027 (a)	2,585,000	2,688,374
Series A-2005, 5.25%, 6/1/2027 (a)	8,245,000	8,504,553
District of Columbia, State General Obligation, Series A, 5.5%, 6/1/2014 (a)	1,860,000	1,958,431
		37,758,938
Florida 6.5%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (a)	13,000,000	13,329,160
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (a)	7,735,000	3,035,755
Series B, Prerefunded, Zero Coupon, 10/1/2024 (a)	16,955,000	5,860,835
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	1,031,350
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,817,214
6.0%, 7/1/2014 (a)	1,000,000	1,091,420
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System, 5.75%, 12/1/2032	1,000,000	1,104,590
Palm Beach County, FL, School District Revenue Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (a)	2,850,000	3,095,927
		30,366,251
Georgia 0.9%
Atlanta, GA, Water & Wastewater Revenue, Water Utilities Improvements, 5.0%, 11/1/2024 (a)	4,000,000	4,154,320
Hawaii 7.4%
Hawaii, Airport System Revenue, AMT, Series B, 6.5%, 7/1/2013 (a)	8,800,000	9,688,712
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (a)	2,195,000	2,324,747
Series A, 6.2%, 5/1/2026 (a)	13,200,000	13,355,760
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (a)	2,950,000	3,200,455
Series A, 6.0%, 7/1/2012 (a)	3,135,000	3,378,401
Hawaii, State General Obligation, Series CT, Prerefunded, 5.75%, 9/1/2014 (a)	2,310,000	2,475,442
		34,423,517
Idaho 0.0%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	165,000	165,216
Illinois 8.9%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,514,100
Chicago, IL, Core City General Obligation:
Series A, Prerefunded, 6.0%, 1/1/2014 (a)	2,085,000	2,280,990
Series A, Prerefunded, 6.125%, 1/1/2015 (a)	2,000,000	2,197,400
Series A, 6.125%, 1/1/2016 (a)	2,000,000	2,197,400
Chicago, IL, O'Hare International Airport Revenue, Series A, 5.0%, 1/1/2019 (a)	4,000,000	4,187,480
Chicago, IL, Other General Obligation, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (a)	1,000,000	1,094,000
Series A, 6.0%, 1/1/2017 (a)	1,000,000	1,094,000
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	2,500,000	2,664,600
Illinois, Health Facilities Authority Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (a)	4,000,000	4,263,560
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
Prerefunded, 5.625%, 10/1/2013 (a)	2,695,000	2,920,976
Prerefunded, 5.625%, 10/1/2015 (a)	1,710,000	1,853,384
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority:
Series A, ETM, 5.5%, 6/15/2017 (a)	1,955,000	2,178,730
Series A, 5.5%, 6/15/2017 (a)	1,555,000	1,723,375
Will County, IL, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,043,880
		41,213,875
Indiana 1.2%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,443,450
Kansas 0.7%
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	3,000,000	3,283,380
Kentucky 1.4%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,151,120
Series A, 6.625%, 10/1/2028	4,000,000	4,311,520
		6,462,640
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (a)	2,000,000	2,185,620
Maine 1.4%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	375,000	375,544
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (a)	6,165,000	6,351,121
		6,726,665
Maryland 0.6%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,805,425
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (a)	8,000,000	8,376,480
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (a)	5,000,000	5,123,200
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (a)	3,000,000	3,140,190
		16,639,870
Michigan 2.2%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,516,605
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (a)	3,425,000	3,645,467
5.75%, 6/1/2016 (a)	4,640,000	4,981,365
		10,143,437
Minnesota 1.6%
Minneapolis & St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (a)	4,395,000	4,714,561
Minneapolis & St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (a)	2,500,000	2,622,825
		7,337,386
Missouri 0.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital, 6.5%, 2/15/2021	365,000	372,775
Nevada 2.4%
Las Vegas, NV, Core City General Obligation, Water & Sewer Revenue, 5.375%, 4/1/2014 (a)	2,705,000	2,894,431
Nevada, State General Obligation, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,717,037
Washoe County, NV, School District General Obligation, Prerefunded, 5.75%, 6/1/2014 (a)	5,450,000	5,816,404
		11,427,872
New Jersey 12.2%
New Jersey, Casino Reinvestment Development Authority, Hotel Room Fee Revenue, 5.0%, 1/1/2025 (a)	4,000,000	4,168,480
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	1,150,560
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,008,800
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (a)	10,775,000	10,909,364
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,418,326
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	2,280,000	2,365,911
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	10,772,900
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series D, 5.0%, 6/15/2019 (a)	5,000,000	5,238,750
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (a)	6,000,000	6,344,580
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (a)	8,000,000	8,579,760
		56,957,431
New York 15.5%
Nassau County, NY, Hospital & Healthcare, 6.0%, 8/1/2015 (a)	3,390,000	3,686,693
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon, Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,821,472
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,651,365
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,029,080
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	10,000,000	10,572,100
Series A-1, 5.5%, 6/1/2019	7,400,000	7,982,817
New York, Transportation/Tolls Revenue:
Prerefunded, 5.625%, 4/1/2013 (a)	5,000,000	5,304,900
Prerefunded, 5.75%, 4/1/2014 (a)	2,000,000	2,128,620
New York City, NY, Transitional Finance Authority, Series A-1, 5.0%, 11/1/2016	5,000,000	5,324,300
New York, NY, Core City General Obligation, Series F, 5.25%, 8/1/2015	5,000,000	5,283,700
New York, NY, General Obligation:
Series D, 5.0%, 11/1/2017 (a)	5,195,000	5,513,401
Series G, 5.0%, 12/1/2023	2,000,000	2,060,720
Series D, 5.0%, 11/1/2024	7,500,000	7,715,025
Series F, 5.25%, 8/1/2015 (a)	4,950,000	5,102,163
Series F, Prerefunded, 5.25%, 8/1/2015 (a)	50,000	51,785
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,807,279
Series B, 6.125%, 11/15/2014	355,000	390,021
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,295,950
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,310,390
		72,031,781
North Carolina 1.7%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (a)	2,480,000	2,614,019
Series B, 5.875%, 7/1/2014 (a)	1,140,000	1,206,360
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,051,370
Series B, 6.375%, 1/1/2013	3,000,000	3,232,920
		8,104,669
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,742,380
Ohio 1.9%
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	5,311,320
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,020,340
6.15%, 9/1/2011	1,635,000	1,655,307
		8,986,967
Oregon 3.3%
Oregon, Other Revenue Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (a)	2,245,000	2,305,548
Series A, 5.6%, 5/1/2011 (a)	2,120,000	2,179,084
Oregon, State General Obligation Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (a)	1,000,000	1,100,120
Oregon, State Revenue Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (a)	1,000,000	1,100,120
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (a)	3,100,000	3,331,725
Series A, 5.75%, 6/15/2018 (a)	2,225,000	2,405,114
Series A, 5.75%, 6/15/2019 (a)	2,820,000	3,048,279
		15,469,990
Pennsylvania 2.2%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,784,158
Philadelphia, PA, Gas Works Revenue, Series A-1, 5.0%, 9/1/2029 (a)	5,000,000	5,120,150
Philadelphia, PA, Municipal Authority Revenue, Series B, 5.25%, 11/15/2018 (a)	2,500,000	2,631,325
		10,535,633
Rhode Island 0.9%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	4,212,800
South Carolina 2.7%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,554,855
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,328,920
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health:
Series C, Prerefunded, 7.0%, 8/1/2030	4,825,000	5,703,053
Series C, 7.0%, 8/1/2030	595,000	686,196
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	2,000,000	2,098,200
		12,371,224
Tennessee 2.8%
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (a)	4,690,000	5,057,602
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	2,615,000	2,996,189
Prerefunded, 6.5%, 9/1/2026	4,385,000	5,024,201
		13,077,992
Texas 17.5%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (a)	3,190,000	3,424,274
6.0%, 11/15/2015 (a)	3,480,000	3,735,571
6.0%, 11/15/2016 (a)	3,625,000	3,891,220
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%*, 5/1/2036	3,965,000	4,199,173
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (a)	6,500,000	7,004,400
El Paso, TX, State General Obligation:
5.875%, 8/15/2012 (a)	1,000,000	1,026,480
5.875%, 8/15/2013 (a)	1,570,000	1,611,574
5.875%, 8/15/2014 (a)	1,665,000	1,709,089
Granbury, TX, Independent School District, 5.0%, 8/1/2024	3,365,000	3,501,585
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	5,500,000	6,165,775
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (a)	3,300,000	3,346,200
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (a)	3,960,000	4,212,490
Red River, TX, School District Revenue Lease, St. Mark's School Project, 6.0%, 8/15/2019	5,390,000	5,743,153
Socorro, TX, Independent School District, 5.0%, 8/15/2025	5,135,000	5,324,481
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	5,060,340
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,143,260
Texas, State General Obligation, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	4,016,084
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (a)	14,605,000	15,250,833
		81,365,982
Utah 0.5%
Utah, State General Obligation, Series A, 5.0%, 7/1/2016	2,405,000	2,589,415
Washington 5.9%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (a)	7,355,000	8,117,346
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (a)	1,085,000	1,149,579
Series B, 5.75%, 9/1/2013 (a)	1,045,000	1,108,400
Skagit County, WA, School District General Obligation, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (a)	1,570,000	1,695,066
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (a)	3,000,000	3,191,460
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (a)	3,000,000	3,325,290
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (a)	1,500,000	1,587,240
Washington, State General Obligation:
Series A, 5.5%, 7/1/2013	2,000,000	2,105,420
Series A, 5.5%, 7/1/2016	4,835,000	5,089,853
		27,369,654
West Virginia 4.5%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,559,273
6.75%, 9/1/2030	395,000	426,932
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	10,844,741
Prerefunded, 6.75%, 9/1/2030	3,605,000	4,053,426
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (a)	2,740,000	2,938,677
		20,823,049
Wisconsin 2.3%
Badge, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	4,230,000	4,470,687
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	6,214,739
		10,685,426
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $672,969,611)+	154.4	718,581,354
Other Assets and Liabilities, Net	2.5	11,692,616
Preferred Shares, at Redemption Value	(56.9)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	465,273,970

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2006.

+ The cost for federal income tax purposes was $672,642,040. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $45,939,314. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,851,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $912,166.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	16.4
Financial Guaranty Insurance Company	11.8
Financial Security Assurance, Inc.	17.4
MBIA Corp.	13.7

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $672,969,611)	$ 718,581,354
Cash	65,054
Receivable for investments sold	360,428
Interest receivable	12,315,219
Other assets	8,179
Total assets	731,330,234
Liabilities
Distributions payable	268,344
Accrued management fee	326,240
Other accrued expenses and payables	461,680
Total liabilities	1,056,264
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 465,273,970
Net Assets
Net assets applicable to common shareholders consist of: Distributions in excess of net investment income	(1,437,557)
Net unrealized appreciation (depreciation) on investments	45,611,743
Accumulated net realized gain (loss)	(6,968,628)
Paid-in capital	428,068,412
Net assets applicable to common shareholders	$ 465,273,970
Net Asset Value
Net Asset Value per common share ($465,273,970 ÷ 38,973,231 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 19,298,361
Expenses: Management fee	2,015,612
Services to shareholders	32,078
Custodian fees	21,868
Auditing	27,954
Legal	12,435
Trustees' fees and expenses	19,163
Reports to shareholders	23,863
Remarketing Agent Fee	330,343
Stock exchange listing fees	11,044
Other	68,807
Total expenses before expense reductions	2,563,167
Expense reductions	(16,843)
Total expenses after expense reductions	2,546,324
Net investment income	16,752,037
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,263,986)
Net unrealized appreciation (depreciation) during the period on investments	(5,097,744)
Net gain (loss) on investment transactions	(6,361,730)
Dividends on remarketed preferred shares	(4,352,768)
Net increase (decrease) in net assets resulting from operations	$ 6,037,539

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income	$ 16,752,037	$ 33,783,295
Net realized gain (loss) on investment transactions	(1,263,986)	1,509,984
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,097,744)	(8,263,600)
Dividends on remarketed preferred shares	(4,352,768)	(6,445,486)
Net increase (decrease) in net assets resulting from operations	6,037,539	20,584,193
Distributions to common shareholders from: Net investment income	(13,769,762)	(31,467,994)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	655,914	1,067,843
Net increase (decrease) in net assets from Fund share transactions	655,914	1,067,843
Increase (decrease) in net assets	(7,076,309)	(9,815,958)
Net assets at beginning of period	472,350,279	482,166,237
Net assets at end of period (including distributions in excess of net investment income of $1,437,557 and $67,064, respectively)	$ 465,273,970	$ 472,350,279
Other Information
Common shares outstanding at beginning of period	38,919,429	38,832,628
Shares issued to common shareholders in reinvestment of distributions	53,802	86,801
Common shares outstanding at end of period	38,973,231	38,919,429

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.42	$ 12.59	$ 12.18	$ 11.87	$ 11.30
Income (loss) from investment operations: Net investment income[d]	.43	.87	.89	.92	.91	.91
Net realized and unrealized gain (loss) on investment transactions	(.17)	(.17)	(.16)	.36	.22	.59
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.11)	(.17)	(.09)	(.07)	(.10)	(.21)
Total from investment operations	.15	.53	.64	1.21	1.03	1.29
Less distributions from: Net investment income	(.35)	(.81)	(.81)	(.79)	(.72)	(.72)
Net realized gain on investment transactions to common shareholders	—	—	—	(.01)	—	—
Total distributions to common shareholders	(.35)	(.81)	(.81)	(.80)	(.72)	(.72)
Net asset value, end of period	$ 11.94	$ 12.14	$ 12.42	$ 12.59	$ 12.18	$ 11.87
Market value, end of period	$ 10.68	$ 12.40	$ 12.03	$ 11.96	$ 11.06	$ 11.37
Total Return
Based on net asset value (%)[e]	1.36**	4.45	5.50	10.53	9.36	11.93
Based on market value (%)[e]	(11.24)**	10.15	7.57	15.63	3.76	18.10
Years Ended November 30, (continued)	2006[a]	2005	2004	2003	2002[b]	2001[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	465	472	482	489	473	461
Ratio of expenses (%) (based on net assets of common shares)	1.09*	1.10	1.06	1.05	1.07	1.09
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.69*	.71	.68	.68	.69	.69
Ratio of net investment income (%) (based on net assets of common shares)	7.15*	7.00	7.15	7.35	7.51	7.72
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.57*	4.52	4.62	4.75	4.80	4.90
Portfolio turnover rate (%)	31*	16	25	7	7	10
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	265
Asset coverage per share ($)[f]	13,779	13,912	14,097	14,225	13,900	13,700
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000

[a] For the six months ended May 31, 2006 (Unaudited).

[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] In 2001 the Fund changed its method of classifying remarketed preferred shares.

[d] Based on average common shares outstanding during the period.

[e] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[f] Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Municipal Income Trust (formerly Scudder Municipal Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid quotation and asked or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,746,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($821,000), November 30, 2008 ($3,602,000) and November 30, 2011 ($1,323,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The remarketing agent will pay each broker-dealer a service charge from funds provided by the Fund (remarketing agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $112,327,759 and $113,264,124, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, of common shares plus the value of remarketed preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $14,623, of which $5,099 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $6,816, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Other Related Parties. Deutsche Bank Trust Co. Americas, an affiliate of the Advisor, is the transfer agent for the remarketed preferred shares of the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by Deutsche Bank Trust Co. Americas aggregated $15,457, all of which has been paid.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $412 and $16,431, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Municipal Income Trust (the "fund") was held on May 25, 2006. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below).

I. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	30,620,871	954,531
Donald L. Dunaway	30,564,080	1,011,321
James R. Edgar	30,587,117	988,285
Paul K. Freeman	30,623,028	952,373
Robert B. Hoffman	30,581,855	993,547
William McClayton	30,622,573	952,829
Shirley D. Peterson	30,593,608	981,794
Axel Schwarzer*	44,434	0
Robert H. Wadsworth*	44,434	0

* Elected by preferred shareholders.

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006